UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2010

UNITED STATES LIME & MINERALS, INC.
(Exact name of registrant as specified in its charter)

TEXAS	0-4197	75-0789226
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5429 LBJ FREEWAY, SUITE 230, DALLAS, TEXAS	75240
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 991-8400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 28, 2010, United States Lime & Minerals, Inc. issued a News Release announcing the financial results for the quarter ended March 31, 2010. A copy of the News Release is attached hereto as Exhibit 99.1 and incorporated by reference herein response to this Item 2.02.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit
Number	Exhibit
99.1	News Release of United States Lime & Minerals, Inc. dated April 28, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, United States Lime & Minerals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2010

UNITED STATES LIME & MINERALS, INC.

By: /s/ M. Michael Owens
M. Michael Owens, Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1	News Release of United States Lime & Minerals, Inc. dated April 28, 2010

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